Exhibit 10.1

Execution Version

TENTH AMENDMENT TO AMENDED AND RESTATED

CREDIT AGREEMENT

THIS TENTH AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT (this “Amendment”) dated as of October 26, 2012, is by and among Concho Resources Inc., a Delaware corporation (the “Borrower”), the Lenders party hereto (the “Lenders”) and JPMorgan Chase Bank, N.A., as Administrative Agent (in such capacity, the “Administrative Agent”). Unless the context otherwise requires or unless otherwise expressly defined herein, capitalized terms used but not defined in this Amendment have the meanings assigned to such terms in the Credit Agreement (as defined below).

WITNESSETH:

WHEREAS, the Borrower, the Administrative Agent and the Lenders entered into that certain Amended and Restated Credit Agreement dated as of July 31, 2008 (as amended, amended and restated, supplemented or otherwise modified from time to time, the “Credit Agreement”); and

WHEREAS, the Borrower has requested that the Administrative Agent and the Required Lenders amend the Credit Agreement in certain respects.

NOW, THEREFORE, for and in consideration of the mutual covenants and agreements herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged and confessed, the Borrower, the Administrative Agent and the Required Lenders hereby agree as follows:

SECTION 1. Amendments to Credit Agreement. Subject to the satisfaction or waiver in writing of each condition precedent set forth in Section 3 of this Amendment, and in reliance on the representations, warranties, covenants and agreements contained in this Amendment, the Credit Agreement shall be amended effective as of the Tenth Amendment Effective Date (defined below) in the manner provided in this Section 1.

1.1 Senior Notes Adjustment. Section 3.05 of the Credit Agreement shall be and it hereby is amended in its entirety to read as follows:

3.05 Senior Notes Adjustment. Unless otherwise waived in writing by the Required Lenders, upon the incurrence of any Indebtedness under any Senior Notes permitted under Section 7.03(f) at any time and from time to time on and after November 2, 2013, the Borrowing Base and the Conforming Borrowing Base then in effect shall each be reduced by the lesser of (i) $300 for every $1,000 in stated amount of such Indebtedness as of the date such Indebtedness is incurred and (ii) such other amount, if any, determined by the Required Lenders in their sole discretion prior to issuance of such Senior Notes; provided that no such adjustment shall be required with respect to any Permitted Refinancing of any such Senior Notes. For the avoidance of doubt, the stated amount of such Indebtedness that constitutes Permitted Refinancings of existing Senior Notes shall not be included for purposes of determining the reduction in the Borrowing Base and the Conforming Borrowing Base required by this Section 3.05 and only the stated amount in excess of such Permitted Refinancings shall be included in calculating the adjustment required by this Section 3.05.

TENTH AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT – PAGE 1

1.2 Indebtedness Under Senior Notes. Section 7.03(f) of the Credit Agreement shall be and it hereby is amended in its entirety to read as follows:

(f) subject to any adjustment to the Borrowing Base and Conforming Borrowing Base required under Section 3.05, unsecured Indebtedness of the Borrower evidenced by unsecured senior notes or unsecured senior subordinated notes and Guarantees thereof in an aggregate principal amount not to exceed $4,000,000,000 at any time outstanding (“Senior Notes”) and any Permitted Refinancing of any Indebtedness incurred under this clause (f); provided that (i) at the time of and immediately after giving effect to each issuance of such Senior Notes or any Permitted Refinancing thereof, no Default shall have occurred and be continuing, (ii) the final stated maturity date of such Senior Notes is not earlier than the first anniversary after the Maturity Date (as in effect on the date of issuance of such Senior Notes), (iii) the non-default stated interest rate of such Senior Notes shall be consistent with market terms for issuers of similar size and credit quality at the time of issuance, (iv) no scheduled principal amortization is required under such Senior Notes prior to the stated maturity of such Senior Notes and (v) such Senior Notes are evidenced by an indenture and related documents containing terms and conditions, covenants and events of default that are customary for similar notes and that are, in each case, reasonably satisfactory to the Administrative Agent; and

1.3 Dispositions. The initial clause of Section 7.05 of the Credit Agreement shall be and it hereby is amended in its entirety to read as follows:

7.05 Dispositions. Make any Disposition or Swap Modification, except:

SECTION 2. Redetermined Borrowing Base. This Amendment shall constitute notice of the Redetermination of the Borrowing Base pursuant to Section 3.02 of the Credit Agreement, and the Administrative Agent, the Lenders and the Borrower hereby acknowledge that the Borrowing Base is $3,000,000,000 as of the Tenth Amendment Effective Date and shall remain at $3,000,000,000 until the next Redetermination of the Borrowing Base. The Borrowers and the Lenders agree that the Redetermination provided for in this Section 2 shall be the October 1, 2012 Scheduled Redetermination and shall not be construed or deemed to be a Special Redetermination for purposes of Section 3.03 of the Credit Agreement.

SECTION 3. Conditions. The amendments to the Credit Agreement set forth in Section 1 of this Amendment and the Redetermination of the Borrowing Base set forth in Section 2 of this Amendment shall be effective on the date that each of the conditions set forth in this Section 3 is satisfied (the “Tenth Amendment Effective Date”).

3.1 Execution and Delivery. Each Loan Party and the Required Lenders shall have executed and delivered this Amendment and any other documents requested by the Administrative Agent prior to the date hereof, all in form and substance satisfactory to the Administrative Agent.

TENTH AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT – PAGE 2

3.2 No Default. No Default shall have occurred and be continuing or shall result from the effectiveness of this Amendment.

3.3 Other Documents. The Administrative Agent shall have received such other instruments and documents incidental and appropriate to the transaction provided for herein as the Administrative Agent or its special counsel may reasonably request prior to the date hereof, and all such documents shall be in form and substance satisfactory to the Administrative Agent.

SECTION 4. Representations and Warranties of the Borrower. To induce the Lenders to enter into this Amendment, the Borrower hereby represents and warrants to the Lenders as follows:

4.1 Reaffirmation of Representations and Warranties/Further Assurances. After giving effect to the amendments contained herein, each representation and warranty of the Borrower or any Guarantor contained in the Credit Agreement or in any other Loan Document is true and correct in all material respects on the date of this Amendment (except that any representation or warranty which by its terms was made as of a specified date shall be true and correct in all material respects only as of such specified date and any representation or warranty which is qualified by reference to “materiality” or “Material Adverse Effect” is true and correct in all respects).

4.2 Corporate Authority; No Conflicts. The execution, delivery and performance by the Borrower and each Guarantor (to the extent a party hereto or thereto) of this Amendment and all documents, instruments and agreements contemplated herein are within the Borrower’s or such Guarantor’s corporate or other organizational powers, have been duly authorized by necessary action and require no approval, consent or action by or in respect of, or filing with, any court or agency of government.

4.3 Enforceability. This Amendment constitutes the valid and binding obligation of the Borrower enforceable in accordance with its terms, except as (i) the enforceability thereof may be limited by bankruptcy, insolvency or similar laws affecting creditor’s rights generally, and (ii) the availability of equitable remedies may be limited by equitable principles of general application.

4.4	No Default. As of the date of this Amendment, no Default has occurred and is continuing.

SECTION 5. Miscellaneous.

5.1 Reaffirmation of Loan Documents and Liens. Any and all of the terms and provisions of the Credit Agreement and the Loan Documents shall, except as amended and modified hereby, remain in full force and effect. The Borrower hereby agrees that the amendments and modifications herein contained shall not impair its liabilities, duties and obligations under the Credit Agreement and the other Loan Documents to which it is a party or the Liens granted by it securing the payment and performance thereof. The execution, delivery

TENTH AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT – PAGE 3

and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of any Lender, the L/C Issuer or the Administrative Agent under any of the Loan Documents, nor, except as expressly provided herein, constitute a waiver or amendment of any provision of any of the Loan Documents. Upon and after the execution of this Amendment by each of the parties hereto, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof” or words of like import referring to the Credit Agreement, and each reference in the other Loan Documents to “the Credit Agreement”, “thereunder”, “thereof” or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement as modified hereby. This Amendment is a Loan Document, and all provisions in the Credit Agreement pertaining to Loan Documents apply hereto.

5.2 Parties in Interest. All of the terms and provisions of this Amendment shall bind and inure to the benefit of the parties hereto and their respective successors and assigns.

5.3 Legal Expenses. The Borrower hereby agrees to pay all reasonable fees and expenses of special counsel to the Administrative Agent incurred by the Administrative Agent in connection with the preparation, negotiation and execution of this Amendment and all related documents.

5.4 Counterparts. This Amendment may be executed in one or more counterparts and by different parties hereto in separate counterparts each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument; signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are physically attached to the same document. However, this Amendment shall bind no party until the Borrower, the Required Lenders, and the Administrative Agent have executed a counterpart. Delivery of photocopies of the signature pages to this Amendment by facsimile or electronic mail shall be effective as delivery of manually executed counterparts of this Amendment.

5.5 Complete Agreement. THIS AMENDMENT, THE CREDIT AGREEMENT, AND THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

5.6 Headings. The headings, captions and arrangements used in this Amendment are, unless specified otherwise, for convenience only and shall not be deemed to limit, amplify or modify the terms of this Amendment, nor affect the meaning thereof.

5.7 Governing Law. This Amendment shall be governed by, and construed in accordance with, the law of the State of Texas.

[Signature pages follow]

TENTH AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT – PAGE 4

IN WITNESS WHEREOF, the parties hereto have caused this Tenth Amendment to Amended and Restated Credit Agreement to be duly executed as of the date first above written.

BORROWER:

CONCHO RESOURCES INC.,
a Delaware corporation

By:	/s/ Darin G. Holderness
Name:	Darin G. Holderness
Title:	Senior Vice President and Chief Financial Officer

TENTH AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT

SIGNATURE PAGE

JPMORGAN CHASE BANK, N.A.,
as Administrative Agent and a Lender

By:	/s/ Mark E. Olson
Mark E. Olson
Authorized Officer

TENTH AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT

SIGNATURE PAGE

BANK OF AMERICA, N.A.,
as Syndication Agent and a Lender

By:	/s/ Jeffrey H. Rathkamp
Name:	Jeffrey H. Rathkamp
Title:	Managing Director

TENTH AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT

SIGNATURE PAGE

CREDIT AGRICOLE CORPORATE AND INVESTMENT BANK, f/k/a CALYON (NEW YORK BRANCH),
as a Co-Documentation Agent and a Lender

By:	/s/ Michael D. Willis
Name:	Michael D. Willis
Title:	Managing Director

By:	/s/ Dixon Schultz
Name:	Dixon Schultz
Title:	Managing Director

TENTH AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT

SIGNATURE PAGE

ING CAPITAL LLC,
as a Co-Documentation Agent and a Lender

By:	/s/ Charles Hall
Name:	Charles Hall
Title:	Managing Director

TENTH AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT

SIGNATURE PAGE

SCOTIABANC INC.,
as a Lender

By:	/s/ J. F. Todd
Name:	J. F. Todd
Title:	Managing Director

TENTH AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT

SIGNATURE PAGE

UNION BANK, N.A.,
as a Lender

By:	/s/ Alison White
Name:	Alison White
Title:	Vice President

TENTH AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT

SIGNATURE PAGE

BANK OF SCOTLAND plc,
as a Lender

By:	/s/ Stephen Gracelove
Name:	Stephen Gracelove
Title:	Assistant Vice President

TENTH AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT

SIGNATURE PAGE

COMPASS BANK,
as a Lender

By:	/s/ James Neblett
Name:	James Neblett
Title:	Vice President

TENTH AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT

SIGNATURE PAGE

KEY BANK NATIONAL ASSOCIATION,
as a Lender

By:	/s/ Chulley Bogle
Name:	Chulley Bogle
Title:	Vice President

TENTH AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT

SIGNATURE PAGE

U.S. BANK NATIONAL ASSOCIATION,
as a Lender

By:	/s/ Tara McLean
Name:	Tara McLean
Title:	Vice President

TENTH AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT

SIGNATURE PAGE

WELLS FARGO BANK, N.A.,
as a Co-Documentation Agent and a Lender

By:	/s/ Edward Pak
Name:	Edward Pak
Title:	Director

TENTH AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT

SIGNATURE PAGE

SUMITOMO MITSUI BANKING CORPORATION,
as a Lender

By:	/s/ Shuji Yabe
Name:	Shuji Yabe
Title:	Managing Director

TENTH AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT

SIGNATURE PAGE

NATIXIS (formerly Natexis Banques Populaires),
as a Lender

By:	/s/ Timothy L. Polvado
Name:	Timothy L. Polvado
Title:	Senior Managing Director

By:	/s/ Louis P. Laville, III
Name:	Louis P. Laville, III
Title:	Managing Director

TENTH AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT

SIGNATURE PAGE

SUNTRUST BANK,
as a Lender

By:	/s/ Yann Pirio
Name:	Yann Pirio
Title:	Director

TENTH AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT

SIGNATURE PAGE

BOKF, NA dba BANK OF TEXAS,
as a Lender

By:	/s/ Matt Chase
Name:	Matt Chase
Title:	Vice President

TENTH AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT

SIGNATURE PAGE

CITIBANK, N.A. (formerly Citibank Texas, N.A.),
as a Lender

By:	/s/ Mason McGurrin
Name:	Mason McGurrin
Title:	Vice President

TENTH AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT

SIGNATURE PAGE

DEUTSCHE BANK TRUST COMPANY AMERICAS,
as a Lender

By:	/s/ Michael Getz
Name:	Michael Getz
Title:	Vice President

By:	/s/ Marcus M. Tarkington
Name:	Marcus M. Tarkington
Title:	Director

TENTH AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT

SIGNATURE PAGE

THE FROST NATIONAL BANK,
as a Lender

By:	/s/ Alex Zemkoski
Name:	Alex Zemkoski
Title:	Vice President

TENTH AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT

SIGNATURE PAGE

BANK OF MONTREAL,
as a Lender

By:	/s/ Gumaro Tijerina
Name:	Gumaro Tijerina
Title:	Director

TENTH AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT

SIGNATURE PAGE

BARCLAYS BANK PLC,
as a Lender

By:	/s/ Vanessa A. Kurbatskiy
Name:	Vanessa A. Kurbatskiy
Title:	Vice President

TENTH AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT

SIGNATURE PAGE

THE ROYAL BANK OF SCOTLAND plc,
as a Lender

By:	/s/ Sanjay Remond
Name:	Sanjay Remond
Title:	Authorized Signatory

TENTH AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT

SIGNATURE PAGE

UBS LOAN FINANCE LLC,
as a Lender

By:	/s/ Irja R. Otsa
Name:	Irja R. Otsa
Title:	Associate Director

By:	/s/ Joselin Fernandes
Name:	Joselin Fernandes
Title:	Associate Director

TENTH AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT

SIGNATURE PAGE

CAPITAL ONE, NATIONAL ASSOCIATION,
as a Lender

By:	/s/ Robert James
Name:	Robert James
Title:	Vice President

TENTH AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT

SIGNATURE PAGE

CIBC, INC.,
as a Lender

By:	/s/ Trudy Nelson
Name:	Trudy Nelson
Title:	Authorized Signatory

By:	/s/ Richard Antl
Name:	Richard Antl
Title:	Authorized Signatory

TENTH AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT

SIGNATURE PAGE

COMERICA BANK,
as a Lender

By:	/s/ Brandon M. White
Name:	Brandon M. White
Title:	Corporate Banking Officer

TENTH AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT

SIGNATURE PAGE

COMERICA BANK, successor by merger with STERLING BANK, a Texas banking association, as a Lender

By:	/s/ Brandon M. White
Name:	Brandon M. White
Title:	Corporate Banking Officer

TENTH AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT

SIGNATURE PAGE

GOLDMAN SACHS BANK USA,
as a Lender

By:	/s/ Barbara Fabbri
Name:	Barbara Fabbri
Title:	Authorized Signatory

TENTH AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT

SIGNATURE PAGE

REGIONS BANK,
as a Lender

By:	/s/ Daniel G. Steele
Name:	Daniel G. Steele
Title:	Senior Vice President

TENTH AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT

SIGNATURE PAGE

ROYAL BANK OF CANADA,
as a Lender

By:	/s/ Kristan Spivey
Name:	Kristan Spivey
Title:	Authorized Signatory

TENTH AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT

SIGNATURE PAGE

SOCIETE GENERALE,
as a Lender

By:	/s/ David M. Bornstein
Name:	David M. Bornstein
Title:	Director

TENTH AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT

SIGNATURE PAGE

AMEGY BANK, N.A.,
as a Lender

By:	/s/ JB Askew
Name:	JB Askew
Title:	Officer

TENTH AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT

SIGNATURE PAGE

CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as a Lender

By:	/s/ Doreen Barr
Name:	Doreen Barr
Title:	Director

By:	/s/ Michael D. Spaight
Name:	Michael D. Spaight
Title:	Associate

TENTH AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT

SIGNATURE PAGE

CONSENT AND REAFFIRMATION

The undersigned (each a “Guarantor”) hereby (i) acknowledges receipt of a copy of the foregoing Tenth Amendment to Amended and Restated Credit Agreement (the “Tenth Amendment”); (ii) consents to the Borrower’s execution and delivery thereof; (iii) agrees to be bound thereby; (iv) affirms that nothing contained therein shall modify in any respect whatsoever its guaranty of the obligations of the Borrower to Lenders pursuant to the terms of its Guaranty in favor of Agent and the Lenders (the “Guaranty”) or the Liens granted by it securing payment and performance thereunder and (v) reaffirms that the Guaranty and such Liens are and shall continue to remain in full force and effect. Although each Guarantor has been informed of the matters set forth herein and has acknowledged and agreed to same, each Guarantor understands that the Lenders have no obligation to inform any Guarantor of such matters in the future or to seek any Guarantor’s acknowledgment or agreement to future amendments or waivers for its Guaranty to remain in full force and effect, and nothing herein shall create such duty or obligation.

IN WITNESS WHEREOF, the undersigned has executed this Consent and Reaffirmation on and as of the date of this Tenth Amendment.

GUARANTORS:

COG OPERATING LLC,
a Delaware limited liability company

By:	/s/ Darin G. Holderness
Name:	Darin G. Holderness
Title:	Senior Vice President and Chief Financial Officer

COG REALTY LLC,
a Texas limited liability company

By:	/s/ Darin G. Holderness
Name:	Darin G. Holderness
Title:	Senior Vice President and Chief Financial Officer

TENTH AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT

CONSENT AND REAFFIRMATION

QUAIL RANCH LLC,
a Texas limited liability company

By:	/s/ Darin G. Holderness
Name:	Darin G. Holderness
Title:	Senior Vice President and Chief Financial Officer

COG HOLDINGS LLC,
a Texas limited liability company

By:	/s/ Darin G. Holderness
Name:	Darin G. Holderness
Title:	Senior Vice President and Chief Financial Officer

CONCHO OIL & GAS LLC,
a Texas limited liability company

By:	/s/ Darin G. Holderness
Name:	Darin G. Holderness
Title:	Senior Vice President and Chief Financial Officer

DELAWARE RIVER SWD LLC,
a Texas limited liability company

By:	/s/ Darin G. Holderness
Name:	Darin G. Holderness
Title:	Senior Vice President and Chief Financial Officer

COG PRODUCTION LLC,
a Texas limited liability company

By:	/s/ Darin G. Holderness
Name:	Darin G. Holderness
Title:	Senior Vice President and Chief Financial Officer

TENTH AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT

CONSENT AND REAFFIRMATION

COG ACREAGE LP,
a Texas limited partnership

By:	COG Production LLC, its general partner

By:	/s/ Darin G. Holderness
Name:	Darin G. Holderness
Title:	Senior Vice President and Chief Financial Officer

COG EXCHANGE PROPERTIES II LLC,
a Texas limited liability company

By:	/s/ Darin G. Holderness
Name:	Darin G. Holderness
Title:	Authorized Signatory

TENTH AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT

CONSENT AND REAFFIRMATION